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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) June 19, 1998

                             2CONNECT EXPRESS, INC.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)

                                     FLORIDA
                      -------------------------------------
                         (State or other jurisdiction of
                         incorporation or organization)

000-22251                                                    65-0674664
---------                                                    ----------
(Commission                                                  (I.R.S. Employer
file number)                                                Identification No.)

3500 Gateway Drive, Suite 101, Pompano Beach, FL             33069
------------------------------------------------             -----
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code           (954) 797-7960
--------------------------------------------------------------------------------


                                 NOT APPLICABLE
                                 --------------
     (Former name, former address and former fiscal year, if changed since last report)

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Item 5.  OTHER EVENTS

On June 19, 1998, 2Connect Express, Inc. filed with the United States Bankruptcy Court the Debtor's Monthly Financial Report (Business) for the period from May 3, 1998 to May 30, 1998. A copy of this report is filed as Exhibit A hereto.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

 (c)     EXHIBITS

         Exhibit A.  Debtor's Monthly Financial Report (Business) For The Period
                         From May 3, 1998 to May 30, 1998, filed with the
                         United States Bankruptcy Court.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          2CONNECT EXPRESS, INC.
                                          -----------------------------
                                          (Registrant)

Date:  June 19, 1998                      /s/ THOMAS H. HICKS
 -------------------------                -----------------------------
                                          Thomas H. Hicks, President and Chief
                                          Executive Officer


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                                  EXHIBIT INDEX



Exhibit Number                  Description           Sequentially Numbered Page
--------------                  -----------           --------------------------

    99.2             Debtor's Monthly Financial Report                 5
                     for the period from May 3, 1998
                     to May 30, 1998